Exhibit 99.1


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  MAY 27, 2003

                       RATED
                       WATER
       RIG NAME        DEPTH         DESIGN             LOCATION              STATUS*             OPERATOR
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas

-----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco

-----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted         Noble Energy

-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia        Shipyard                -
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM            Contracted         Noble Energy
-----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM            Contracted        Hunt Petroleum
-----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted         Taylor Energy

-----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted        Hunt Petroleum
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted          BP America
-----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM           Shipyard for             -
                                                                        cantilever upgrade
-----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Cantilever   GOM            Contracted       Ridgelake Energy
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa        Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM               Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea       Special Survey             -
-----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted              OMV
-----------------------------------------------------------------------------------------------------------------

                                   Page 1 of 3

-----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco      North Sea         Contracted             Shell
                                 711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted              EDC
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard         1,500'    Bingo 3000                North Sea         Contracted          Norsk Hydro
-----------------------------------------------------------------------------------------------------------------
Ocean Patriot          1,500'    Bingo 3000               South Africa       Contracted            Pioneer
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                    Australia            Idle                  -
-----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
-----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted       Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted       Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted             Shell
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted             LLOG
-----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM            Contracted            Murphy
-----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------


                                  Page 2 of 3

-----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM            Contracted          Kerr McGee
-----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted             Devon
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class             Indonesia         Contracted            Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME
DOTS = Diamond Offshore Team Solutions, Inc.
GOM  = Gulf of Mexico


                                  Page 3 of 3

                             ** TABLE CONTINUED **


Exhibit 99.1


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  MAY 27, 2003


       RIG NAME               CURRENT TERM             START DATE          ESTIMATED END DATE
-------------------------------------------------------------------------------------------------
Ocean Crusader            second of two wells       early March 2003         early June 2003

-------------------------------------------------------------------------------------------------
Ocean Drake                    12 months            late August 2002        late August 2003

-------------------------------------------------------------------------------------------------
Ocean Champion                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Columbia                  one well             mid April 2003          early June 2003

-------------------------------------------------------------------------------------------------
Ocean Sovereign                    -                mid January 2003          late May 2003
-------------------------------------------------------------------------------------------------
Ocean Heritage           12 month term program     late December 2002      mid September 2003
-------------------------------------------------------------------------------------------------
Ocean Spartan             one well plus option        mid May 2003            mid July 2003
-------------------------------------------------------------------------------------------------
Ocean Spur                one well plus option       mid April 2003           late May 2003
-------------------------------------------------------------------------------------------------
Ocean King                   multiple wells         early April 2003          mid July 2003
-------------------------------------------------------------------------------------------------
Ocean Nugget            fifth of seven wells plus    mid March 2003        mid September 2003
                                 option
-------------------------------------------------------------------------------------------------
Ocean Summit                   two wells              mid May 2003            mid July 2003
-------------------------------------------------------------------------------------------------
Ocean Warwick                multiple wells          mid April 2003           mid July 2003
-------------------------------------------------------------------------------------------------
Ocean Titan                       -                       -                        -

-------------------------------------------------------------------------------------------------
Ocean Tower                    two wells              mid May 2003            mid July 2003
-------------------------------------------------------------------------------------------------
Ocean Liberator                    -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Century                      -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Ambassador                   -               late February 2003               -
-------------------------------------------------------------------------------------------------
Ocean Nomad                        -               late January 2003                -
-------------------------------------------------------------------------------------------------
Ocean New Era                      -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Bounty                    one well              mid May 2003            mid June 2003
-------------------------------------------------------------------------------------------------

                                   Page 1 of 3

-------------------------------------------------------------------------------------------------
Ocean Guardian         one year plus one year      early April 2003         late March 2004
                                option
-------------------------------------------------------------------------------------------------
Ocean Princess                  One well             mid April 2003         late May 2003
-------------------------------------------------------------------------------------------------
Ocean Whittington                  -              late September 2002               -
-------------------------------------------------------------------------------------------------
Ocean Vanguard              Bareboat charter       early January 2003         late May 2003
-------------------------------------------------------------------------------------------------
Ocean Patriot            second of three wells      early April 2003         early July 2003
-------------------------------------------------------------------------------------------------
Ocean Epoch                        -              early February 2003               -
-------------------------------------------------------------------------------------------------
Ocean General             First of three wells        mid May 2003          late August 2003
-------------------------------------------------------------------------------------------------
Ocean Prospector                   -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Concord             one well plus option      late April 2003           mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Lexington            first of two wells        early May 2003          early June 2003
-------------------------------------------------------------------------------------------------
Ocean Saratoga            one well plus option        mid May 2003            mid June 2003
-------------------------------------------------------------------------------------------------
Ocean Yorktown          15-well development plus   mid September 2001         late May 2003
                                options
-------------------------------------------------------------------------------------------------
Ocean Voyager                      -                       -                        -
-------------------------------------------------------------------------------------------------
Ocean Yatzy             five-year term plus        early November 1998      early November 2003
                             option
-------------------------------------------------------------------------------------------------
Ocean Worker                  one well               late April 2003          early July 2003
-------------------------------------------------------------------------------------------------
Ocean Quest               one well, swap to        early January 2003         mid June 2003
                       complete Valiant contract
-------------------------------------------------------------------------------------------------
Ocean Winner               one year extension     early November 2002      early November 2003
-------------------------------------------------------------------------------------------------
Ocean Alliance             four-year contract     early September 2000    early September 2004
-------------------------------------------------------------------------------------------------
Ocean Star                nine month term work      early March 2003       mid September 2003
-------------------------------------------------------------------------------------------------

                                  Page 2 of 3

-------------------------------------------------------------------------------------------------
Ocean Victory             one well plus option     mid February 2003          late May 2003
-------------------------------------------------------------------------------------------------
Ocean America                   one well            mid October 2002         early June 2003
-------------------------------------------------------------------------------------------------
Ocean Valiant                   one well            late April 2003          early July 2003
-------------------------------------------------------------------------------------------------
Ocean Baroness            400 days plus option      late March 2003          early May 2004
-------------------------------------------------------------------------------------------------
Ocean Rover                        -               early January 2002               -
-------------------------------------------------------------------------------------------------
Ocean Confidence             five-year term        early January 2001      early January 2006
-------------------------------------------------------------------------------------------------
Ocean Clipper              one-year extension      mid February 2003       early January 2004
-------------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME
DOTS = Diamond Offshore Team Solutions, Inc.
GOM  = Gulf of Mexico


                                  Page 3 of 3

                             ** TABLE CONTINUED **


Exhibit 99.1


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                  MAY 27, 2003


                        DAYRATE
 RIG NAME             (IN THOUSANDS)    FUTURE CONTRACT AND OTHER INFORMATION
---------------------------------------------------------------------------------------------
Ocean Crusader              low 20's     Two additional wells plus option with Walter in
                                         lower 20's ending late August 2003.
---------------------------------------------------------------------------------------------
Ocean Drake                high teens    Rig currently scheduled for 30-day downtime during
                                         current contract for survey beginning late 2nd Qtr.
---------------------------------------------------------------------------------------------
Ocean Champion                  -        Cold Stacked Feb. '02
---------------------------------------------------------------------------------------------
Ocean Columbia              low 20's     One well plus option with Noble in mid 20's ending
                                         early July 2003
---------------------------------------------------------------------------------------------
Ocean Sovereign                 -        In shipyard for water depth upgrade; then available
---------------------------------------------------------------------------------------------
Ocean Heritage             upper 40's    available.
---------------------------------------------------------------------------------------------
Ocean Spartan               low 20's     available.
---------------------------------------------------------------------------------------------
Ocean Spur                  low 20's     available.
---------------------------------------------------------------------------------------------
Ocean King                  mid 20's     available
---------------------------------------------------------------------------------------------
Ocean Nugget                mid 20's     available.

---------------------------------------------------------------------------------------------
Ocean Summit                low 20's     available
---------------------------------------------------------------------------------------------
Ocean Warwick               mid 20's     available
---------------------------------------------------------------------------------------------
Ocean Titan                    -        Cantilever upgrade ending mid November 2003.

---------------------------------------------------------------------------------------------
Ocean Tower                upper 20's    available
---------------------------------------------------------------------------------------------
Ocean Liberator                 -        Cold stacked Nov. '02
---------------------------------------------------------------------------------------------
Ocean Century                   -        Cold stacked July '98
---------------------------------------------------------------------------------------------
Ocean Ambassador                -        available.
---------------------------------------------------------------------------------------------
Ocean Nomad                     -        Special survey ending mid June 2003; then available.
---------------------------------------------------------------------------------------------
Ocean New Era                   -        Cold stacked Dec. '02
---------------------------------------------------------------------------------------------
Ocean Bounty               lower 70's    Three plus two well program with Inpex in Australia
                                         in lower 70's beginning mid June and ending early
                                         December 2003.
---------------------------------------------------------------------------------------------


                                  Page 1 of 3

---------------------------------------------------------------------------------------------
Ocean Guardian             low 50's     available

---------------------------------------------------------------------------------------------
Ocean Princess             low 40's     Two wells plus options with Talisman in the North Sea
                                        in low 40's beginning late May and ending early August.
---------------------------------------------------------------------------------------------
Ocean Whittington               -        available.
---------------------------------------------------------------------------------------------
Ocean Vanguard              low 10's     available.
---------------------------------------------------------------------------------------------
Ocean Patriot              upper 50's    available.
---------------------------------------------------------------------------------------------
Ocean Epoch                     -        available.
---------------------------------------------------------------------------------------------
Ocean General               mid 50's     Three wells plus option with Petro Vietnam in Viet
                                         Nam in mid 50's beginning in late August and ending
                                         in late January 2004.
---------------------------------------------------------------------------------------------
Ocean Prospector                -        Cold stacked Oct. '99
---------------------------------------------------------------------------------------------
Ocean Endeavor                  -        Cold stacked March '02
---------------------------------------------------------------------------------------------
Ocean Concord              upper 30's    available
---------------------------------------------------------------------------------------------
Ocean Lexington            upper 30's    Two wells plus option with Walter in GOM in upper
                                         30's  beginning early June and ending late June 2003.
---------------------------------------------------------------------------------------------
Ocean Saratoga              low 40's     One well with Westport in GOM in upper 30's beginning
                                         in mid June 2003 and ending in late July 2003.
---------------------------------------------------------------------------------------------
Ocean Yorktown              low 60's     available.

---------------------------------------------------------------------------------------------
Ocean Voyager                   -        Cold stacked March '02
---------------------------------------------------------------------------------------------
Ocean Yatzy                    120's      available.

---------------------------------------------------------------------------------------------
Ocean Worker                 mid 40's     available
---------------------------------------------------------------------------------------------
Ocean Quest                 low 80's     One well with Murphy in GOM in low 50's beginning
                                         in mid June and ending in late July 2003.
---------------------------------------------------------------------------------------------
Ocean Winner                low 60's     Scheduled for survey in 3rd Qtr. Estimated downtime
                                         60 days.
---------------------------------------------------------------------------------------------
Ocean Alliance                110's      Scheduled for survey in 4th Qtr. Estimated downtime
                                         60 days.
---------------------------------------------------------------------------------------------
Ocean Star                  mid 80's     available.
---------------------------------------------------------------------------------------------


                                  Page 2 of 3

--------------------------------------------------------------------------------------------
Ocean Victory               mid 70's     available.
---------------------------------------------------------------------------------------------
Ocean America              upper 60's    available
---------------------------------------------------------------------------------------------
Ocean Valiant              upper 50's    available.
---------------------------------------------------------------------------------------------
Ocean Baroness                110's      available.
---------------------------------------------------------------------------------------------
Ocean Rover                     -        Upgrade estimated completion early 3rd Qtr. 2003,
                                         followed by LOI for 3 well program with Murphy in
                                         Malaysia in 110's ending late November 2003.
---------------------------------------------------------------------------------------------
Ocean Confidence              170's      available.
---------------------------------------------------------------------------------------------
Ocean Clipper                 100's      available.
---------------------------------------------------------------------------------------------

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME
DOTS = Diamond Offshore Team Solutions, Inc.
GOM  = Gulf of Mexico


                              ** TABLE COMPLETE **

                                  Page 3 of 3